Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated May 19, 2016
to the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Series M (Macro Opportunities Series) (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

At a meeting held on May 17-18, 2016, the Board of Trustees (the “Board”) of Guggenheim Variable Funds Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) for the Fund and submission of the Plan of Liquidation to the beneficial owners of the Fund, including owners of variable life insurance policies and variable annuity contracts (“Contracts”) who have allocated a portion of their Contract value to the Fund through those Contracts and therefore have a beneficial interest in shares of the Fund. These shareholders have the right to provide voting instructions with respect to shares of the Fund attributable to their respective Contract at a meeting of shareholders expected to be held on or about July 29, 2016. The liquidation of the Fund will occur only if the Plan of Liquidation is approved by shareholders. If approved, the liquidation of the Fund is expected to occur on or about August 3, 2016 (the “Liquidation Date”).

The Fund will not close to new investments prior to the Liquidation Date but orders for the purchase of shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, if practicable. The insurance companies that sponsor the Contracts for which the Fund serves as an investment option may also establish their own rules for early closing to new investments. The rights of Contract owners to transfer Contract values, including transferring out of the Fund and into other available investment options, in advance of or following the Liquidation Date are subject to the transfer provisions of the applicable Contract. Contract owners should refer to their Contract or contact the insurance company that issued their Contract for more information.

Additional information regarding the proposed liquidation, including how to submit voting instructions and further details about transfer rights and the reallocation of Contract values remaining in the Fund on the Liquidation Date, will be included in the proxy materials that are anticipated to be mailed to shareholders on or about June 6, 2016.

Prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down its business and affairs, which includes increasing its cash holdings and deviating from its investment objective, investment strategies, and investment policies as stated in the Prospectuses and SAI. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.

Apart from the proxy materials, no further notification regarding the liquidation of the Fund will be sent by the Trust, unless circumstances change from those described above. Assuming the liquidation of the Fund occurs, all references to the Fund in the Prospectuses and SAI will be deleted effective upon the Liquidation Date.
Investors should retain this supplement for future reference.

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